                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:
(Date of earliest event reported)                                (April 9, 2001)


                    LOGIX COMMUNICATIONS ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


           OKLAHOMA                333-58693                     73-1533356
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)


                             3555 N.W. 58th Street
                                   Tenth Floor
               Oklahoma City, Oklahoma                      73114
       (Address of principal executive offices)           (Zip Code)

                                 (405) 516-8400
            (Registrant's telephone number, including area code)

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                     INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

(c)  Exhibits

     The following exhibits are filed as a part of this report:

Exhibit
  No.       Description                                                   Method of Filing
-------     -----------                                                   ----------------
99.1        Press release announcing new Logix Chief Executive Officer    Filed herewith



                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 2001                  Logix Communications Enterprises, Inc.
                                       (Registrant)

                                       By  /s/ Leigh Ann Ihrig
                                           -------------------
                                           Leigh Ann Ihrig
                                           Vice President and Controller



                                 EXHIBIT INDEX

Exhibit
  No.     Description                                                     Method of Filing
-------   -----------                                                     ----------------
99.1      Press release announcing new Logix Chief Executive Officer      Filed herewith